UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Copper Index Fund

March 27, 2024

Dear United States Copper Index Fund Investor,

Enclosed with this letter is your copy of the 2023 financial statements for the United States Copper Index Fund (ticker symbol “CPER”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”), an additional series of the Trust, is also included in these statements. We have mailed this statement to all investors in CPER who held shares as of December 31, 2023 to satisfy our annual reporting requirement under federal commodities laws. In addition, the current United States Commodity Funds LLC (“USCF”) Privacy Policy applicable to CPER is available on USCF’s website at www.uscfinvestments.com. Additional information concerning CPER’s 2023 results may be found by referring to the Trust’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USCF’s website at www.uscfinvestments.com. You may also call USCF at 1-800-920-0259 to speak to a representative and request additional material, including a current CPER Prospectus.

USCF is the sponsor of CPER. USCF is also the general partner or sponsor and operator of several other commodity-based exchange-traded funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Commodity Index Fund	(ticker symbol: USCI)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)
United States Gasoline Fund, LP	(ticker symbol: UGA)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)

Information about these other funds is contained within the Form 10-K as well as in the current CPER Prospectus. Investors in CPER who wish to receive additional information about these other funds may do so by going to the USCF website at www.uscfinvestments.com.

You may also call USCF at 1-800-920-0259 to request additional information.

Thank you for your continued interest in CPER.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

*This letter is not an offer to buy or sell securities. Investment in CPER or any other funds should be made only after reading such fund’s prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

UNITED STATES COPPER INDEX FUND
FINANCIAL STATEMENTS

For the years ended December 31, 2023, 2022 and 2021

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2023, 2022 and 2021 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC
On behalf of United States Copper Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of

United States Copper Index Fund, a series of the United States Commodity Index Funds Trust

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statements of financial condition, including the schedules of investments, of United States Commodity Index Funds Trust (the “Trust”), including United States Commodity Index Fund and United States Copper Index Fund, each a Series of the Trust, in total and for each Series, as of December 31, 2023, the related statements of operations, changes in capital, and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”). We also have audited the Trust’s and its Series’ internal control over financial reporting as of December 31, 2023 based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Trust and its Series as of December 31, 2023 and the results of their operations, changes in capital, and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Trust and its Series maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023 based on criteria established in Internal Control—Integrated Framework (2013) issued by COSO.

The Trust’s and its Series’ financial statements and internal control over financial reporting for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 27, 2023, expressed an unqualified opinion on those financial statements and internal control over financial reporting.

Basis for Opinions

The Trust’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Trust’s and its Series’ financial statements and an opinion on the Trust’s and its Series’ internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust and its Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Trust’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 29, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of

United States Copper Index Fund, a series of the United States Commodity Index Funds Trust

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying statement of financial condition of United States Copper Index Fund (the “Fund”), a series of the United States Commodity Index Funds Trust (the “Trust”) as of December 31, 2022, including the schedule of investments as of December 31, 2022, and the related statements of operations, changes in capital and cash flows for each of the years in the two-year period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). We also have audited the Fund’s internal control over financial reporting as of December 31, 2022, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Copper Index Fund as of December 31, 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Fund maintained, in all material respects, effective internal control over financial reporting as of December 31, 2022 based on criteria established in Internal Control — Integrated Framework (2013) issued by COSO.

Basis for Opinion

The Fund’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Fund’s financial statements and an opinion on the Fund’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A Fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A Fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and directors of the Fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

Denver, Colorado
February 27, 2023

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2023 and December 31, 2022

United States Commodity Index Fund

	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents (at cost $159,067,804 and $233,130,983, respectively) (Notes 2 and 6)	$159,067,804	$233,130,983
Equity in trading accounts:
Cash and cash equivalents (at cost $13,041,505 and $12,926,388, respectively)	13,041,505	12,926,388
Unrealized gain (loss) on open commodity futures contracts	(3,305,080)	9,398,730
Dividends receivable	268,784	833,949
Interest receivable	333,401	64,059
Prepaid insurance	14,764	11,886

Total Assets	$169,421,178	$256,365,995

Liabilities and Capital
Management fees payable (Note 4)	$121,486	$178,702
Professional fees payable	264,875	340,128
Brokerage commissions payable	3,955	3,955
Directors’ fees payable	4,294	5,696

Total Liabilities	394,610	528,481

Commitments and Contingencies (Notes 4, 5 & 6)

Capital
Sponsor	—	—
Shareholders	169,026,568	255,837,514
Total Capital	169,026,568	255,837,514

Total Liabilities and Capital	$169,421,178	$256,365,995

Shares outstanding	3,000,000	4,550,000
Net asset value per share	$56.34	$56.23
Market value per share	$56.28	$56.28

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2023 and December 31, 2022

United States Copper Index Fund

	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents (at cost $125,475,483 and $158,307,387, respectively) (Notes 2 and 6)	$125,475,483	$158,307,387
Equity in trading accounts:
Cash and cash equivalents (at cost $1,625,711 and $6,906,529, respectively)	1,625,711	6,906,529
Unrealized gain (loss) on open commodity futures contracts	3,996,334	3,972,853
Dividends receivable	148,433	549,553
Interest receivable	332,445	35,104
Prepaid professional fees	9,610	6,112
Prepaid insurance	4,521	13,045

Total Assets	$131,592,537	$169,790,583

Liabilities and Capital
Management fees payable (Note 4)	$71,188	$94,784
Professional fees payable	160,958	152,375
Directors’ fees payable	7,049	7,049

Total Liabilities	239,195	254,208

Commitments and Contingencies (Notes 4, 5 & 6)

Capital
Sponsor	—	—
Shareholders	131,353,342	169,536,375
Total Capital	131,353,342	169,536,375

Total Liabilities and Capital	$131,592,537	$169,790,583

Shares outstanding	5,450,000	7,350,000
Net asset value per share	$24.10	$23.07
Market value per share	$24.14	$23.09

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2023 and December 31, 2022

United States Commodity Index Funds Trust

	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents (at cost $284,543,287 and $391,438,370, respectively) (Notes 2 and 6)	$284,543,287	$391,438,370
Equity in trading accounts:
Cash and cash equivalents (at cost $14,667,216 and $19,832,917, respectively)	14,667,216	19,832,917
Unrealized gain (loss) on open commodity futures contracts	691,254	13,371,583
Dividends receivable	417,217	1,383,502
Interest receivable	665,846	99,163
Prepaid professional fees	9,610	6,112
Prepaid insurance	19,285	24,931

Total Assets	$301,013,715	$426,156,578

Liabilities and Capital
Management fees payable (Note 4)	$192,674	$273,486
Professional fees payable	425,833	492,503
Brokerage commissions payable	3,955	3,955
Directors’ fees payable	11,343	12,745

Total Liabilities	633,805	782,689

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	300,379,910	425,373,889
Total Capital	300,379,910	425,373,889

Total Liabilities and Capital	$301,013,715	$426,156,578

Shares Outstanding	8,450,000	11,900,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2023
United States Commodity Index Fund

	Notional Amount	Number of Contracts	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Commodity Futures Contracts - Long
United States Contracts
NYMEX Natural Gas Futures NG March 2024 contracts, expiring February 2024	$12,234,110	529	$75,720	0.05
CME Live Cattle Futures LC February 2024 contracts, expiring February 2024	12,319,030	182	(52,230)	(0.03)
ICE Cocoa Futures CC March 2024 contracts, expiring March 2024	12,018,720	284	(102,080)	(0.06)
CBOT Soybean Oil Futures BO March 2024 contracts, expiring March 2024	13,009,224	417	(954,588)	(0.56)
CBOT Soybean Futures S March 2024 contracts, expiring March 2024	12,337,075	188	(135,875)	(0.08)
CBOT Soybean Meal Futures SM March 2024 contracts, expiring March 2024	13,045,080	313	(963,280)	(0.57)
ICE Coffee Futures KC March 2024 contracts, expiring March 2024	10,218,713	169	1,714,800	1.01
COMEX Copper Futures HG March 2024 contracts, expiring March 2024	11,597,812	126	657,263	0.39
NYMEX NY Harbour ULSD Futures HO April 2024 contracts, expiring March 2024	12,075,273	115	(236,943)	(0.14)
COMEX Gold 100 OZ Futures GC April 2024 contracts, expiring April 2024	12,386,220	59	(44,600)	(0.03)
ICE Sugar #11 Futures SB May 2024 contracts, expiring April 2024	14,783,563	538	(2,479,287)	(1.47)
NYMEX WTI Crude Oil Futures CL October 2024 contracts, expiring September 2024	12,633,382	169	(637,762)	(0.38)
United Kingdom Contracts
ICE Low Sulphur Gasoil Futures QS February 2024 contracts, expiring February 2024	12,014,425	157	(361,100)	(0.21)
ICE Brent Crude Futures CO November 2024 contracts, expiring September 2024	12,616,630	160	(571,830)	(0.34)
Foreign Contracts
LME Lead Futures LL January 2024 contracts, expiring January 2024*	13,170,786	246	(598,649)	(0.36)
LME Zinc Futures LX January 2024 contracts, expiring January 2024*	26,874,701	434	1,801,849	1.07
Open Commodity Futures Contracts - Short**
Foreign Contracts
LME Lead Futures LL January 2024 contracts, expiring January 2024*	(12,667,814)	246	95,676	0.05
LME Zinc Futures LX January 2024 contracts, expiring January 2024*	(28,164,386)	434	(512,164)	(0.30)
Total Open Futures Contracts*	$172,502,544	4,766	$(3,305,080)	(1.96)

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2023

United States Commodity Index Fund

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
5.40%, 1/02/2024	$7,000,000	$6,998,968	4.14
5.43%, 1/23/2024	8,000,000	7,973,927	4.72
5.39%, 2/08/2024	4,000,000	3,977,770	2.36
5.30%, 2/15/2024	5,000,000	4,967,219	2.94
5.30%, 2/29/2024	5,000,000	4,957,061	2.93
5.23%, 3/12/2024	4,000,000	3,958,426	2.34
5.21%, 3/26/2024	7,000,000	6,913,147	4.09
5.28%, 3/28/2024	3,000,000	2,962,118	1.75
Total United States Treasury Obligations		42,708,636	25.27

United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 5.32%#	55,800,000	55,800,000	33.01
Total United States Money Market Funds		55,800,000	33.01
Total Cash Equivalents		$98,508,636	58.28

#	Reflects the 7-day yield at December 31, 2023.
*	Collateral amounted to $13,041,505 on open commodity futures contracts.
**	All short contracts are offset by long positions in Commodity Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2022

United States Commodity Index Fund

	Notional Amount	Number of Contracts	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Commodity Futures Contracts - Long
United States Contracts
NYMEX Natural Gas Futures NG March 2023 contracts, expiring February 2023	$17,320,648	410	$(494,248)	(0.19)
ICE Cotton Futures CT March 2023 contracts, expiring March 2023	16,096,743	437	2,119,602	0.83
CBOT Soybean Oil Futures BO March 2023 contracts, expiring March 2023	19,398,240	462	(1,638,036)	(0.64)
CBOT Soybean Meal Futures SM March 2023 contracts, expiring March 2023	16,928,530	411	2,429,570	0.95
ICE Cocoa Futures CC March 2023 contracts, expiring March 2023	18,202,920	698	(54,920)	(0.02)
ICE Coffee Futures KC March 2023 contracts, expiring March 2023	18,688,763	294	(243,938)	(0.10)
COMEX Copper Futures HG March 2023 contracts, expiring March 2023	16,504,500	191	1,690,638	0.66
NYMEX Platinum Futures PL April 2023 contracts, expiring April 2023	18,068,140	356	1,207,480	0.47
NYMEX NY Harbour ULSD Futures HO May 2023 contracts, expiring April 2023	18,013,969	145	136,058	0.05
ICE Sugar #11 Futures SB May 2023 contracts, expiring April 2023	16,524,715	864	1,590,254	0.62
CBOT Corn Futures C May 2023 contracts, expiring May 2023	18,507,338	546	2,062	0.00 †
United Kingdom Contracts
ICE Low Sulphur Gasoil Futures QS April 2023 contracts, expiring April 2023	17,671,800	206	(58,800)	(0.02)
Foreign Contracts
LME Tin Futures LT January 2023 contracts, expiring January 2023*	19,951,610	175	1,738,984	0.68
LME Lead Futures LL February 2023 contracts, expiring February 2023*	18,166,713	320	341,288	0.13
LME Zinc Futures LX February 2023 contracts, expiring February 2023*	21,522,369	297	628,263	0.25
Open Commodity Futures Contracts - Short**
Foreign Contracts
LME Tin Futures LT January 2023 contracts, expiring January 2023*	(21,600,331)	175	(90,263)	(0.04)
LME Zinc Futures LX February 2023 contracts, expiring February 2023*	(3,823,800)	50	94,737	0.04
Total Open Futures Contracts*	$246,142,867	6,037	$9,398,730	3.67

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 4.27%#	233,050,000	$233,050,000	91.09
Total United States Money Market Funds		$233,050,000	91.09

†	Represents less than 0.005%.
#	Reflects the 7-day yield at December 31, 2022.
*	Collateral amounted to $12,926,388 on open commodity futures contracts.
**	All short contracts are offset by long positions in Commodity Futures Contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2023

United States Copper Index Fund

	Notional Amount	Number of Contracts	Fair Value/Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Commodity Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2024 contracts, expiring March 2024	$42,284,764	450	$1,483,361	1.13
COMEX Copper Futures HG May 2024 contracts, expiring May 2024	42,189,925	446	1,389,850	1.06
COMEX Copper Futures HG July 2024 contracts, expiring July 2024	42,662,927	446	1,123,123	0.85
Total Open Futures Contracts*	$127,137,616	1,342	$3,996,334	3.04

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
5.39%, 2/08/2024	$4,000,000	$3,977,770	3.03
5.30%, 2/15/2024	4,000,000	3,973,775	3.03
5.30%, 2/29/2024	5,000,000	4,957,061	3.77
5.21%, 3/26/2024	5,000,000	4,937,962	3.76
5.28%, 3/28/2024	3,000,000	2,962,119	2.25
Total United States Treasury Obligations		20,808,687	15.84

United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 5.32%#	32,950,000	32,950,000	25.09
Total United States Money Market Funds		32,950,000	25.09
Total Cash Equivalents		$53,758,687	40.93

#	Reflects the 7-day yield at December 31, 2023.
*	Collateral amounted to $1,625,711 on open commodity futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2022

United States Copper Index Fund

			Fair
			Value/Unrealized
			Gain (Loss) on
		Number of	Open Commodity	% of Partners’
	Notional Amount	Contracts	Contracts	Capital
Open Commodity Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2023 contracts, expiring March 2023	$109,593,997	1,187	$3,482,590	2.05
COMEX Copper Futures HG May 2023 contracts, expiring May 2023	55,964,338	592	490,263	0.29
Total Open Futures Contracts*	$165,558,335	1,779	$3,972,853	2.34

	Shares/Principal		% of Partners’
	Amount	Market Value	Capital
Cash Equivalents
United States Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 4.27%#	158,200,000	$158,200,000	93.31
Total United States Money Market Funds		$158,200,000	93.31

#	Reflects the 7-day yield at December 31, 2022.
*	Collateral amounted to $6,906,529 on open commodity futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$2,123,019	$59,921,738	$58,239,578
Change in unrealized gain (loss) on open commodity futures contracts	(12,703,810)	4,552,856	(2,447,470)
Dividend income	5,301,761	4,009,510	47,548
Interest income	4,353,406	474,723	2,186
ETF transaction fees	10,850	15,750	12,950
Total Income (Loss)	$(914,774)	$68,974,577	$55,854,792

Expenses
Management fees (Note 4)	$1,567,809	$2,436,671	$1,681,043
Professional fees	369,911	553,920	212,800
Brokerage commissions	160,196	208,672	151,236
Directors’ fees and insurance	81,283	71,043	45,061
Other fees	—	6,375	—
Registration fees	—	6,617	32,976
Total Expenses	$2,179,199	$3,283,298	$2,123,116
Net Income (Loss)	$(3,093,973)	$65,691,279	$53,731,676
Net Income (Loss) per share	$0.11 #	$12.80	$10.85
Net Income (Loss) per weighted average share	$(0.89)	$11.75	$10.12
Weighted average shares outstanding	3,490,411	5,589,726	5,311,644

#	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses for the year because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2023, 2022 and 2021

United States Copper Index Fund
	Year ended	Year ended	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$1,358,100	$(32,719,288)	$20,590,837
Change in unrealized gain (loss) on open commodity futures contracts	23,481	(3,280,075)	2,956,865
Dividend income	3,535,741	2,337,669	55,984
Interest income	3,449,738	222,228	2,309
ETF transaction fees	17,500	17,500	36,750
Total Income (Loss)	$8,384,560	$(33,421,966)	$23,642,745

Expenses
Management fees (Note 4)	$921,146	$1,248,527	$1,565,147
Professional fees	431,530	444,451	308,342
Brokerage commissions	38,792	55,612	65,088
Directors’ fees and insurance	76,810	80,390	53,747
Other fees	—	6,375	—
Registration fees	—	24,092	117,738
Total Expenses	$1,468,278	$1,859,447	$2,110,062
Expense waiver (Note 4)	—	—	(63,274)
Net Expenses	$1,468,278	$1,859,447	$2,046,788
Net Income (Loss)	$6,916,282	$(35,281,413)	$21,595,957
Net Income (Loss) per share	$1.03	$(4.17)	$5.52
Net Income (Loss) per weighted average share	$1.16	$(4.51)	$2.36
Weighted average shares outstanding	5,955,616	7,829,863	9,143,699

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Funds Trust
	Year ended	Year ended	Year ended
	December 31, 2023	December 31, 2022	December 31, 2021
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed commodity futures contracts	$3,481,119	$27,202,450	$78,830,415
Change in unrealized gain (loss) on open commodity futures contracts	(12,680,329)	1,272,781	509,395
Dividend income	8,837,502	6,347,179	103,532
Interest income	7,803,144	696,951	4,495
ETF transaction fees	28,350	33,250	49,700
Total Income (Loss)	$7,469,786	$35,552,611	$79,497,537

Expenses
Management fees (Note 4)	$2,488,955	$3,685,198	$3,246,190
Professional fees	801,441	998,371	521,142
Brokerage commissions	198,988	264,284	216,324
Directors’ fees and insurance	158,093	151,433	98,808
Other fees	—	12,750	—
Registration fees	—	30,709	150,714
Total Expenses	$3,647,477	$5,142,745	$4,233,178
Expense waiver (Note 4)	—	—	(63,274)
Net Expenses	$3,647,477	$5,142,745	$4,169,904
Net Income (Loss)	$3,822,309	$30,409,866	$75,327,633

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Fund

	Shareholders*
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Balances at beginning of year	$255,837,514	$234,520,505	$110,783,068
Addition of 450,000, 2,150,000 and 3,300,000 shares, respectively	25,739,124	117,728,095	121,879,808
Redemption of (2,000,000), (3,000,000) and (1,300,000) shares, respectively	(109,456,097)	(162,102,365)	(51,874,047)
Net income (loss)	(3,093,973)	65,691,279	53,731,676

Balances at end of year	$169,026,568	$255,837,514	$234,520,505

*	Sponsors’ shares outstanding and capital for the periods presented were zero.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2023, 2022 and 2021

United States Copper Index Fund

	Shareholders*
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Balances at beginning of year	$169,536,375	$228,783,408	$65,163,704
Addition of 2,800,000, 4,350,000 and 14,150,000 shares, respectively	68,182,109	107,138,968	372,651,530
Redemption of (4,700,000), (5,400,000) and (8,750,000) shares, respectively	(113,281,424)	(131,104,588)	(230,627,783)
Net income (loss)	6,916,282	(35,281,413)	21,595,957

Balances at end of year	$131,353,342	$169,536,375	$228,783,408

*	Sponsors’ shares outstanding and capital for the periods presented were zero.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Funds Trust

	Shareholders*
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Balances at beginning of year	$425,373,889	$463,303,913	$175,946,772
Addition of 3,250,000, 6,500,000 and 17,450,000 shares	93,921,233	224,867,063	494,531,338
Redemption of (6,700,000), (8,400,000) and (10,050,000) shares	(222,737,521)	(293,206,953)	(282,501,830)
Net income (loss)	3,822,309	30,409,866	75,327,633

Balances at end of year	$300,379,910	$425,373,889	$463,303,913

*	Sponsors’ shares outstanding and capital for the periods presented were zero.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Fund
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Cash Flows from Operating Activities:
Net income (loss)	$(3,093,973)	$65,691,279	$53,731,676
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (gain) loss on open commodity futures contracts	12,703,810	(4,552,856)	2,447,470
(Increase) decrease in dividends receivable	565,165	(829,327)	(2,243)
(Increase) decrease in interest receivable	(269,342)	(64,015)	(44)
(Increase) decrease in prepaid insurance	(2,878)	(4,612)	(2,062)
(Increase) decrease in prepaid registration fees	—	6,616	(6,616)
Increase (decrease) in Management fees payable	(57,216)	20,879	84,889
Increase (decrease) in professional fees payable	(75,253)	146,824	(119,157)
Increase (decrease) in directors’ fees payable	(1,402)	1,215	2,956
Net cash provided by (used in) operating activities	9,768,911	60,416,003	56,136,869

Cash Flows from Financing Activities:
Addition of shares	25,739,124	117,728,095	121,879,808
Redemption of shares	(109,456,097)	(162,102,365)	(51,874,047)
Net cash provided by (used in) financing activities	(83,716,973)	(44,374,270)	70,005,761

Net Increase (Decrease) in Cash and Cash Equivalents	(73,948,062)	16,041,733	126,142,630

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	246,057,371	230,015,638	103,873,008
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$172,109,309	$246,057,371	$230,015,638

Components of Cash and Cash Equivalents, and Equity in Trading Account:
Cash and cash equivalents	$159,067,804	$233,130,983	$217,583,826
Equity in Trading Accounts:
Cash and cash equivalents	13,041,505	12,926,388	12,431,812
Total Cash, Cash Equivalents and Equity in Trading Accounts	$172,109,309	$246,057,371	$230,015,638

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2023, 2022 and 2021

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Cash Flows from Operating Activities:
Net income (loss)	$6,916,282	$(35,281,413)	$21,595,957
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (gain) loss on open commodity futures contracts	(23,481)	3,280,075	(2,956,865)
(Increase) decrease in receivable from Sponsor	—	—	58,202
(Increase) decrease in dividends receivable	401,120	(544,714)	(3,524)
(Increase) decrease in interest receivable	(297,341)	(35,033)	(65)
(Increase) decrease in prepaid professional fees	(3,498)	(6,112)	—
(Increase) decrease in prepaid insurance	8,524	(5,629)	(7,188)
(Increase) decrease in prepaid registration fees	—	24,092	(24,092)
Increase (decrease) in payable due to Broker	—	—	(1,428,240)
Increase (decrease) in Management fees payable	(23,596)	(38,525)	102,193
Increase (decrease) in professional fees payable	8,583	(48,932)	140,063
Increase (decrease) in directors’ fees payable	—	186	1,788
Net cash provided by (used in) operating activities	6,986,593	(32,656,005)	17,478,229

Cash Flows from Financing Activities:
Addition of shares	68,182,109	107,138,968	372,651,530
Redemption of shares	(113,281,424)	(131,104,588)	(230,627,783)
Net cash provided by (used in) financing activities	(45,099,315)	(23,965,620)	142,023,747

Net Increase (Decrease) in Cash and Cash Equivalents	(38,112,722)	(56,621,625)	159,501,976

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	165,213,916	221,835,541	62,333,565
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$127,101,194	$165,213,916	$221,835,541

Components of Cash and Cash Equivalents, and Equity in Trading Account:
Cash and cash equivalents	$125,475,483	$158,307,387	$213,185,032
Equity in Trading Accounts:
Cash and cash equivalents	1,625,711	6,906,529	8,650,509
Total Cash, Cash Equivalents and Equity in Trading Accounts	$127,101,194	$165,213,916	$221,835,541

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2023, 2022 and 2021

United States Commodity Index Funds Trust
	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Cash Flows from Operating Activities:
Net income (loss)	$3,822,309	$30,409,866	$75,327,633
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Change in unrealized (gain) loss on open commodity futures contracts	12,680,329	(1,272,781)	(509,395)
(Increase) decrease in receivable from Sponsor	—	—	58,202
(Increase) decrease in dividends receivable	966,285	(1,374,041)	(5,767)
(Increase) decrease in interest receivable	(566,683)	(99,048)	(109)
(Increase) decrease in prepaid professional fees	(3,498)	(6,112)	—
(Increase) decrease in prepaid insurance	5,646	(10,241)	(9,250)
(Increase) decrease in prepaid registration fees	—	30,708	(30,708)
Increase (decrease) in payable due to Broker	—	—	(1,428,240)
Increase (decrease) in Management fees payable	(80,812)	(17,646)	187,082
Increase (decrease) in professional fees payable	(66,670)	97,892	20,906
Increase (decrease) in directors’ fees payable	(1,402)	1,401	4,744
Net cash provided by (used in) operating activities	16,755,504	27,759,998	73,615,098

Cash Flows from Financing Activities:
Addition of shares	93,921,233	224,867,063	494,531,338
Redemption of shares	(222,737,521)	(293,206,953)	(282,501,830)
Net cash provided by (used in) financing activities	(128,816,288)	(68,339,890)	212,029,508

Net Increase (Decrease) in Cash and Cash Equivalents	(112,060,784)	(40,579,892)	285,644,606

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	411,271,287	451,851,179	166,206,573
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$299,210,503	$411,271,287	$451,851,179

Components of Cash and Cash Equivalents, and Equity in Trading Account:
Cash and cash equivalents	$284,543,287	$391,438,370	$430,768,858
Equity in Trading Accounts:
Cash and cash equivalents	14,667,216	19,832,917	21,082,321
Total Cash, Cash Equivalents and Equity in Trading Accounts	$299,210,503	$411,271,287	$451,851,179

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Notes to Financial Statements
For the years ended December 31, 2023, 2022 and 2021

NOTE 1 — ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, and the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011.

USCI and CPER each issue shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”). USCI and CPER are collectively referred to herein as the “Trust Series.” The Trust and each of its series operates pursuant to the Fourth Amended and Restated Declaration of Trust and Trust Agreement dated as of December 15, 2017 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and the Trust Series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series of the Trust and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series has a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”).

USO, UNG, UGA, UNL, USL and BNO are referred to collectively herein as the “Related Public Funds.”

Each of USCI and CPER issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay each Trust Series a $350 transaction fee for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with U.S. GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company for accounting purposes and follows the accounting and reporting guidance in FASB Topic 946.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or a futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss, deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2019. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the period ended December 31, 2023 for any Trust Series.

Creations and Redemptions

Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI and CPER only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Authorized Participants pay each Trust Series a $350 transaction fee for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the weighted-average number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2023, USCF held 5 shares of USCI and 40 shares of CPER.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of three months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 — TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the SEC for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased 5 shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, CPER was designated as additional series of the Trust. USCF and the Trustee entered into the Fourth Amended and Restated Declaration of Trust and Trust Agreement effective as of December 15, 2017. Following the designation of CPER as an additional series, USCF made an initial capital contribution to the Trust and on November 10, 2010, the Trust transferred $1,000 to CPER, which was deemed a capital contribution to the series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market.

CPER received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares September 6, 2011. The order to permit listing CPER on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

USCI’s Investment Objective

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), less USCI’s expenses.

The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and is calculated and published by Bloomberg L.P. Futures contracts for the commodities comprising the SDCI are traded on the New York Mercantile Exchange (“NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), and Commodity Exchange, Inc. (“COMEX” together with the NYMEX, ICE Futures, CBOT, CME and LME, the “Futures Exchanges”) and are collectively referred to herein as “Futures Contracts.” The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The relative weighting of the Benchmark Component Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Futures Contracts developed by SHIM.

USCI seeks to achieve its investment objective by investing primarily in the Benchmark Component Futures Contracts. Then, if constrained by regulatory requirements, risk mitigation measures, liquidity requirements or in view of market conditions, USCI will invest next in other Futures Contracts based on the same commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Futures Contracts if one or more other Futures Contracts is not available. When USCI has invested to the fullest extent possible in exchange-traded futures contracts, USCI may then invest in other contracts and instruments based on the Benchmark Component Futures Contracts, other Futures Contracts or the commodities included in the SDCI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Futures Contracts and other contracts and instruments based on the Benchmark Component Futures Contracts are collectively referred to as “Other Commodity-Related Investments,” and together with Benchmark Component Futures Contracts and other Futures Contracts, “Commodity Interests.”

USCI seeks to achieve its investment objective by investing so that the average daily percentage change in USCI’s NAV for any period of 30 successive valuation days will be within plus/minus ten percent (10%) of the average daily percentage change in the price of the SDCI over the same period. USCF believes that the market arbitrage opportunities will cause the daily changes in USCI’s share price on the NYSE Arca on a percentage basis to closely track the daily changes in USCI’s per share NAV on a percentage basis. USCF believes that the net effect of this expected relationship and the expected relationship described above between USCI’s per share NAV and the SDCI will be that the daily changes in the price of USCI’s shares on the NYSE Arca on a percentage basis will closely track the daily changes in the SDCI on a percentage basis, less USCI’s expenses. While USCI is composed of Benchmark Component Futures Contracts and is therefore a measure of the prices of the corresponding commodities comprising the SDCI for future delivery, there is nonetheless expected to be a reasonable degree of correlation between the SDCI and the cash or spot prices of the commodities underlying the Benchmark Component Futures Contracts.

Investors should be aware that USCI’s investment objective is not for its NAV or market price of shares to equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts or the prices of any particular group of futures contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. This is because natural market forces called contango and backwardation have impacted the total return on an investment in USCI’s shares during the past year relative to a hypothetical direct investment in the various commodities and, in the future, it is likely that the relationship between the market price of USCI’s shares and changes in the spot prices of the underlying commodities will continue to be impacted by contango and backwardation. (It is important to note that the disclosure above ignores the potential costs associated with physically owning and storing the commodities, which could be substantial.)

USCI’s shares began trading on August 10, 2010. As of December 31, 2023, USCI held 813 Futures Contracts on the NYMEX, held 1,308 Futures Contracts on the ICE Futures, held 918 Futures Contracts on the CBOT, held 182 Futures Contracts on the CME, held 1,360 Futures Contracts on the LME and held 185 Futures Contracts on the COMEX, totaling 4,766 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “SCI”), plus interest earned on CPER’s collateral holdings, less CPER’s expenses.

The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts on the COMEX. The SCI is owned and maintained by SHIM and calculated and published by the NYSE Arca. The SCI is comprised of either one or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing primarily in Benchmark Component Copper Futures Contracts. CPER may also, to a lesser extent, invest in other Eligible Copper Futures Contracts beyond the Benchmark Component Copper Futures Contracts or other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts, as well as other investments based on copper, such as cash-settled options on Benchmark Component Copper Futures Contracts, forward contracts for copper, cleared swap contracts, non-cleared “over-the-counter” or “OTC” transactions that are based on the price of copper and other Benchmark Component Copper Futures Contracts and indices based on the foregoing (collectively, “Other Copper-Related Investments”). The following factors, among others, may be considered when determining CPER’s investments in Eligible Copper Futures Contracts or in Other Copper-Related Investments: regulatory requirements, risk mitigation measures taken by CPER, CPER’s FCMs, counterparties or other market participants, liquidity and market conditions. Other factors that may impact CPER’s investments in other Eligible Copper Futures Contracts, other exchange-traded futures contracts, or Other Copper-Related Investments include allowing CPER to obtain greater liquidity or to execute transactions with more favorable pricing. In addition, CPER may need to hold significant portions of its portfolio in cash beyond what it has historically held for reasons including (but not limited to) the need to address the changes in market conditions, regulatory requirements or risk mitigation measures or the need to satisfy potential margin requirements. For convenience and unless otherwise specified, Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts and Other Copper-Related Investments collectively are referred to as “Copper Interests.”

CPER seeks to achieve its investment objective by investing so that the average daily percentage change in CPER’s NAV for any period of 30 successive valuation days will be within plus/minus ten percent (10%) of the average daily percentage change in the prices of the Benchmark Component Copper Futures Contracts over the same period. USCF believes that market arbitrage opportunities will cause daily changes in CPER’s share price on the NYSE Arca on a percentage basis, to closely track the daily changes in CPER’s per share NAV on a percentage basis. USCF believes that the net effect of this expected relationship and the expected relationship described above between CPER’s per share NAV and the SCI will be that the daily changes in the price of CPER’s shares on the NYSE Arca on a percentage basis will closely track the daily changes in the SCI on a percentage basis, less CPER’s expenses. While CPER is composed of Benchmark Component Copper Futures Contracts and is therefore a measure of the prices of the corresponding commodities comprising the SCI for future delivery, there is nonetheless expected to be a reasonable degree of correlation between the SCI and the cash or spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts.

Investors should be aware that CPER’s investment objective is not for its NAV or market price of shares to equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts or the prices of any particular group of futures contracts. CPER will not seek to achieve its stated investment objective over a period of time greater than one day. This is because natural market forces called contango and backwardation have impacted the total return on an investment in CPER’s shares during the past year relative to a hypothetical direct investment in various commodities and, in the future, it is likely that the relationship between the market price of CPER’s shares and changes in the spot prices of the underlying commodities will continue to be so impacted by contango and backwardation. (It is important to note that the disclosure above ignores the potential costs associated with physically owning and storing the commodities, which could be substantial.) CPER’s shares began trading on November 15, 2011. As of December 31, 2023, CPER held 1,342 Futures Contracts on the COMEX.

Other Defined Terms – Trust Series

The SDCI and the SCI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts and Benchmark Component Copper Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments and Other Copper-Related Investments are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. In addition, SummerHaven is registered as an investment adviser under the Investment Advisers Act of 1940 with the SEC. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 — FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI and CPER is contractually obligated to pay USCF a management fee of 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for CPER.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,300.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. For the years ended December 31, 2023, 2022 and 2021, USCI incurred $0, $6,617 and $32,976 respectively, in registration fees and offering expenses. For the years ended December 31, 2023, 2022 and 2021, CPER incurred $0, 24,092 and $117,738 respectively, in registration fees and offering expenses. On April 30, 2021, 10,000,000 additional shares were registered for USCI and 50,000,000 additional shares were registered for CPER. On January 27, 2023 the SEC declared effective registration statements filed by each of USCI and CPER that registered an unlimited number of shares. As a result, USCI and CPER each have an unlimited number of shares that can be issued in the form of Creation Baskets.

Independent Directors’ and Officers’ Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each Trust Series and each other Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ending December 31, 2023 are estimated to be a total of $1,210,000 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ending December 31, 2023 totaled $81,283 and CPER’s portion of such fees and expenses for the year ending December 31, 2023 totaled $76,810. For the year ending December 31, 2022, these fees and expenses were $1,258,000 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ending December 31, 2022 was $71,043 and CPER’s portion of such fees and expenses for the year ending December 31, 2022 was $80,390. For the year ended December 31, 2021, these fees and expenses were $1,081,963 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ending December 31, 2021  was $45,061 and CPER’s portion of such fees and expenses for the year ending December 31, 2021 was $53,747.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. For the years ended December 31, 2023, 2022 and 2021, USCI incurred $369,911, $553,920 and $198,650 respectively, in investor tax reporting costs. For the years ended December 31, 2023, 2022 and 2021, CPER incurred $431,530, $423,101 and $280,967 respectively, in investor tax reporting costs. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 – Contracts and Agreements below. USCF previously paid certain expenses normally borne by CPER to the extent that such expenses exceed 0.15% (15 basis points) of CPER’s NAV, on an annualized basis. USCF terminated such expense waiver as of April 30, 2021. For the year ended December 31, 2023, 2022 and 2021 USCF waived $0, $0 and $63,274, respectively, of expenses for CPER. This voluntary expense waiver was in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below and terminated on April 30, 2021.

NOTE 5 — CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. Through September 30, 2022, the fee of the Marketing Agent, which is borne by USCF, was equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. The agreement with the Marketing Agent has been amended and, commencing October 1, 2022, the fee of the Marketing Agent, which is calculated daily and payable monthly and borne by USCF, is equal to 0.10% of USCI’s total net assets and 0.025% of CPER’s total net assets. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution-related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development costs, which are also borne by USCF.

Custody, Transfer Agency and Fund Administration and Accounting Services Agreements

USCF engaged The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY Mellon”), to provide the Trust Series and each of the Related Public Funds with certain custodial, administrative and accounting, and transfer agency services, pursuant to the following agreements with BNY Mellon dated as of March 20, 2020 (together, the “BNY Mellon Agreements”), which were effective as of April 1, 2020: (i) a Custody Agreement; (ii) a Fund Administration and Accounting Agreement; and (iii) a Transfer Agency and Service Agreement. USCF pays the fees of BNY Mellon for its services under the BNY Mellon Agreements and such fees are determined by the parties from time to time.

Brokerage and Futures Commission Merchant Agreements

The Trust, on behalf of each of USCI and CPER, entered into a Futures and Cleared Derivatives Transactions Customer Account Agreement with RBC Capital Markets LLC (“RBC”), in June of 2018. The Trust, on behalf of each of USCI and CPER, entered into a Commodity Futures Customer Agreement with Marex North America, LLC (“MNA”), in August of 2021. RBC and MNA are each referred to as a “Futures Commissions Merchant” or “FCM.” The agreements with the FCMs for each Trust Series require the FCMs to provide services to the applicable Trust Series in connection with the purchase and sale of futures contracts that may be purchased and sold by or through the applicable FCM for the applicable Trust Series’ account. In accordance with each agreement, the FCM charges the applicable Trust Series commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Total commissions accrued to brokers	$160,196	$208,672	$151,236
Total commissions as annualized percentage of average total net assets	0.08%	0.07%	0.07%

The decrease in total commissions accrued to brokers for the year ended December 31, 2023, compared to the year ended December 31, 2022, was due primarily to a lower number of contracts held and traded.

For the year ended December 31, 2023, the monthly average volume of open future contract notional value was $259,074,838. For the year ended December 31, 2022, the monthly average volume of open future contract notional value was $384,940,596.

CPER

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Total commissions accrued to brokers	$38,792	$55,612	$65,088
Total commissions as annualized percentage of average total net assets	0.03%	0.03%	0.03%

The decrease in total commissions accrued to brokers for the year ended December 31, 2023, compared to the year ended December 31, 2022, was due primarily to a lower number of contracts held and traded.

For the year ended December 31, 2023, the monthly average volume of open future contract notional value was $143,271,265. For the year ended December 31, 2022, the monthly average volume of open future contract notional value was $201,590,276.

SummerHaven Agreements

USCF is party to an Amended and Restated Advisory Agreement, dated as of May 1, 2018, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series and the nature of each Applicable Index’s current or anticipated component investments. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. USCF pays SummerHaven an annual fee of $15,000 per each Trust Series as well as an annual fee of 0.06% of the average daily total net assets of each Trust Series.

USCF is also party to an Amended and Restated Licensing Agreement, dated as of May 1, 2018, as amended by that certain Amendment to Amended and Restated Licensing Agreement dated as of September 15, 2020, and as further amended from time to time, with SummerHaven and SHIM, pursuant to which SHIM grants a license to USCF for the use of certain names and marks, including the Applicable Index for each Trust Series in exchange for a fee to be paid by USCF to SHIM. USCF pays licensing fees to SummerHaven equal to an annual fee of $15,000 per Trust Series, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series. As a result of the amendment and restatement of the Licensing Agreement and Advisory Agreement in May of 2018, the fees required to be paid by USCF to SummerHaven and SHIM in the aggregate have not changed from the aggregate fees paid by USCF under the two agreements prior to the amendment and restatement.

NOTE 6 — FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary transactions and assets.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by each Trust Series through December 31, 2023 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

Significant market volatility has recently occurred in the commodity markets and the commodity futures markets. Such volatility is attributable in part to the COVID-19 pandemic, related supply chain disruptions, war, including the Russia-Ukraine war, attacks or threats of attack by terrorists, conflicts in the Middle East, and continuing disputes among natural gas-producing countries. These and other events could cause continuing or increased volatility in the future, which may affect the value, pricing and liquidity of some investments or other assets, including those held by or invested in by a Trust Series and have a negative impact on such Trust Series or it ability to have all of its assets invested in the Benchmark Component Futures Contracts.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2023 and December 31, 2022, USCI held investments in money market funds in the amounts of $55,800,000 and $233,050,000, respectively. As of December 31, 2023 and December 31, 2022, CPER held investments in money market funds in the amounts of $32,950,000 and $158,200,000, respectively. Each Trust Series also holds cash deposits with its custodian. As of December 31, 2023 and December 31, 2022, USCI held cash deposits and investments in Treasuries in the amounts of $116,309,309 and $13,007,371, respectively, with the custodian and FCMs. As of December 31, 2023 and December 31, 2022, CPER held cash deposits and investments in Treasuries in the amounts of $94,151,194 and $7,013,916, respectively, with the custodian and FCMs. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCMs cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 — FINANCIAL HIGHLIGHTS

The following table presents per share performance data and other supplemental financial data for the years ended December 31, 2023, 2022 and 2021 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value, beginning of year	$56.23	$43.43	$32.58
Total income (loss)	0.73	13.39	11.25
Total expenses	(0.62)	(0.59)	(0.40)
Net increase (decrease) in net asset value	0.11 #	12.80	10.85
Net asset value, end of year	$56.34	$56.23	$43.43

Total Return	0.20%	29.47%	33.30%

Ratios to Average Net Assets
Total income (loss)	(0.47)%	22.65%	26.58%
Management fees	0.80%*	0.80%*	0.80%*
Total expenses excluding management fees	0.31%	0.28%	0.21%
Net income (loss)	(1.58)%	21.57%	25.57%

#	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses for the year because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund.

CPER

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value, beginning of year	$23.07	$27.24	$21.72
Total income (loss)	1.28	(3.93)	5.74
Total expenses	(0.25)	(0.24)	(0.22)
Net increase (decrease) in net asset value	1.03	(4.17)	5.52
Net asset value, end of year	$24.10	$23.07	$27.24

Total Return	4.46%	(15.31)%	25.41%

Ratios to Average Net Assets
Total income (loss)	5.92%	(17.40)%	9.82%
Management fees	0.65%	0.65%	0.65%
Total expenses excluding management fees	0.39%	0.32%	0.23%
Expense waived	—%	—%	(0.03)%
Net expense excluding management fees	0.39%	0.32%	0.20%
Net income (loss)	4.88%	(18.37)%	8.97%

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series. Additionally, only Authorized Participants purchase and redeem shares from each Trust Series at the NAV per share. Most shareholders will purchase and sell shares in the secondary market at market prices, which may differ from the NAV per share and result in a higher or lower total return.

NOTE 8 — QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2023 and 2022.

USCI

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2023	2023	2023	2023
Total Income (Loss)	$(8,310,360)	$(1,854,670)	$17,560,299	$(8,310,043)
Total Expenses	626,477	497,872	517,215	537,635
Net Income (Loss)	$(8,936,837)	$(2,352,542)	$17,043,084	$(8,847,678)
Net Income (Loss) per Share	$(1.95)	$(0.64)	$5.48	$(2.78)

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2022	2022	2022	2022
Total Income (Loss)	$65,920,524	$(2,222,314)	$(19,228,766)	$24,505,133
Total Expenses	686,919	946,715	880,271	769,393
Net Income (Loss)	$65,233,605	$(3,169,029)	$(20,109,037)	$23,735,740
Net Income (Loss) per Share	$11.76	$(0.28)	$(3.46)	$4.78

CPER

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2023	2023	2023	2023
Total Income (Loss)	$14,293,505	$(10,888,325)	$(432,010)	$5,411,390
Total Expenses	395,626	356,803	378,678	337,171
Net Income (Loss)	13,897,879	(11,245,128)	(810,688)	5,074,219
Net Income (Loss) per Share	$1.97	$(1.88)	$(0.05)	$0.99

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2022	2022	2022	2022
Total Income (Loss)	$13,989,842	$(54,315,842)	$(12,686,525)	$19,590,559
Total Expenses	488,722	559,756	456,016	354,953
Net Income (Loss)	13,501,120	(54,875,598)	(13,142,541)	19,235,606
Net Income (Loss) per Share	$1.66	$(6.48)	$(1.87)	$2.52

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly.

Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2023 using the fair value hierarchy:

At December 31, 2023	Total	Level I	Level II	Level III
Short-Term Investments	$98,508,636	$98,508,636	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(3,158,862)	(3,158,862)	—	—
Foreign Contracts	(146,218)	(146,218)	—	—

The following table summarizes the valuation of USCI’s securities at December 31, 2022 using the fair value hierarchy:

At December 31, 2022	Total	Level I	Level II	Level III
Short-Term Investments	$233,050,000	$233,050,000	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	6,744,521	6,744,521	—	—
Foreign Contracts	2,654,209	2,654,209	—	—

The following table summarizes the valuation of CPER’s securities at December 31, 2023 using the fair value hierarchy:

At December 31, 2023	Total	Level I	Level II	Level III
Short-Term Investments	$53,758,687	$53,758,687	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	3,996,334	3,996,334	—	—

The following table summarizes the valuation of CPER’s securities at December 31, 2022 using the fair value hierarchy:

At December 31, 2022	Total	Level I	Level II	Level III
Short-Term Investments	$158,200,000	$158,200,000	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	3,972,853	3,972,853	—	—

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 — Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI
	Statements of
	Financial
	Condition	Fair Value at	Fair Value at
Derivatives not Accounted for as Hedging Instruments	Location	December 31, 2023	December 31, 2022
Futures - Commodity Contracts	Unrealized gain (loss) on open commodity futures contracts	$(3,305,080)	$9,398,730

Fair Value of Derivative Instruments Held by CPER
	Statements of
	Financial
	Condition	Fair Value at	Fair Value at
Derivatives not Accounted for as Hedging Instruments	Location	December 31, 2023	December 31, 2022
Futures - Commodity Contracts	Unrealized gain (loss) on open commodity futures contracts	$3,996,334	$3,972,853

The Effect of Derivative Instruments on the Statements of Operations of USCI
		For the year ended December 31, 2023		For the year ended December 31, 2022		For the year ended December 31, 2021
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed commodity futures contracts	$2,123,019		$59,921,738		$58,239,578

	Change in unrealized gain (loss) on open commodity futures contracts		$(12,703,810)		$4,552,856		$(2,447,470)

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended December 31, 2023		For the year ended December 31, 2022		For the year ended December 31, 2021
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) in Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed commodity futures contracts	$1,358,100		$(32,719,288)		$20,590,837

	Change in unrealized gain (loss) on commodity futures contracts positions		$23,481		$(3,280,075)		$2,956,865

NOTE 10 — SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.